UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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ALCOA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!

ALCOA CORPORATION

2021 Annual Meeting

Annual Meeting Date: May 6, 2021

Time: 10:00 a.m., Eastern Daylight Time

Location: www.virtualshareholdermeeting.com/AA2021

Vote by May 5, 2021 11:59 PM Eastern Daylight Time.

For shares held in an Alcoa savings plan, vote by May 3, 2021

11:59 PM Eastern Daylight Time.

201 ISABELLA STREET, SUITE 500 PITTSBURGH, PA 15212

D40875-P51575

You invested in ALCOA CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the 2021 Annual Meeting. Important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 6, 2021.

You may view the proxy materials online at www.ProxyVote.com, scan the QR Barcode below, or easily request paper copies (see below).

Get informed before you vote

View the Proxy Statement and Annual Report on Form 10-K online OR you can receive free paper or e-mail copies of the material(s) by requesting prior to April 22, 2021. If you would like to request a paper or e-mail copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. You will not otherwise receive a paper or e-mail copy. If sending an email, please include your control number (indicated below) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

* Many stockholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

You cannot use this Notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy (see above). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends

1.	Election of 10 director nominees to serve for one-year terms expiring in 2022

1a.	Steven W. Williams	For

1b.	Mary Anne Citrino	For

1c.	Pasquale Fiore	For

1d.	Thomas J. Gorman	For

1e.	Roy C. Harvey	For

1f.	James A. Hughes	For

1g.	James E. Nevels	For

1h.	Carol L. Roberts	For

1i.	Suzanne Sitherwood	For

1j.	Ernesto Zedillo	For

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2021	For

3.	Approval, on an advisory basis, of the Company’s 2020 named executive officer compensation	For

4.	Stockholder proposal to amend stockholder ability to act by written consent, if properly presented	Against

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D40876-P51575